Exhibit 99.1

Spartan Acquisition Corp. III and Allego Holding B.V. Complete Business

Combination to Establish NYSE-Listed pan-European Electric Vehicle Charging Network

Allego to begin trading on the New York Stock Exchange on March 17, 2022 under the ticker symbols ALLG and ALLG.WS

PARIS & ARNHEM, the Netherlands & NEW YORK – March 16, 2022—Spartan Acquisition Corp. III (“Spartan”) (NYSE: SPAQ), a publicly traded special purpose acquisition company, today announced the completion of its business combination with Allego Holding B.V., a leading pan-European electric vehicle charging network.

In connection with the completion of the business combination, Allego Holding B.V. has been renamed Allego N.V. (“Allego” or the “Company”) and its ordinary shares and warrants are expected to commence trading on the New York Stock Exchange on Thursday, March 17, 2022 under the ticker symbols “ALLG” and “ALLG.WS,” respectively.

“Through the proceeds raised by this transaction, Allego is now well-capitalized to accelerate our growth strategy, deploying fast and ultra-fast charging sites with the support of marquee partners and advancing our charging solutions business,” said Mathieu Bonnet, Chief Executive Officer of Allego. “As a public company, we expect to remain laser-focused on operating the business and expanding our footprint throughout Europe. We look forward to working with our partners at Spartan and Meridiam to continue building on our success, serve our valued partners and EV drivers across Europe, and drive value creation for our shareholders.”

“We are pleased to complete our business combination with Allego, a market leading company that we expect will maintain its strong position within the world’s largest and fastest-growing EV market. Today the Company has a robust pipeline of committed premier charging sites across Europe with the support of marquee partners, having leveraged its best-in-class charging technology and proprietary software suite to support its continued expansion, ” said Geoffrey Strong, Chairman and Chief Executive Officer of Spartan and Partner and Co-Head of Infrastructure and Natural Resources at Apollo. “Europe is an extremely attractive market for EV charging, and we believe Allego is well-positioned to capitalize on the shift from internal combustion engines to EVs. At Spartan and Apollo, we are committed to advancing sustainable business models and are pleased to support Allego’s growth strategy while working to eliminate emissions from the environment.”

Transaction Overview

As a result of this transaction, the Company will receive approximately $161 million of gross proceeds, including from a private placement (“PIPE”) of ordinary shares anchored by strategic partners Fisker and Landis+Gyr as well as institutional investors, including funds and accounts managed by ECP. Investment funds managed by affiliates of Apollo Global Management, Inc., which also sponsor Spartan, and by Meridiam, as long-term owner of Allego, also participated in the PIPE.

Meridiam, the existing shareholder of Allego, will roll 100% of its equity and, together with management and former advisors, will own approximately 74 % of the combined entity. Meridiam will continue to be a long-term strategic partner to the combined company.

Advisors

Credit Suisse served as sole financial advisor and capital markets advisor to Allego. Weil, Gotshal & Manges LLP, Clifford Chance, and NautaDutilh served as legal advisors to Allego. Barclays served as sole financial advisor and a capital markets advisor to Spartan; Cowen also served as a capital markets advisor to Spartan. Credit Suisse and Barclays served as co-lead placement agent on the PIPE offering. Citi and Apollo Global Securities served as co-placement agents. Vinson & Elkins L.L.P. served as legal advisor to Spartan. Latham & Watkins LLP served as legal advisor to the placement agents.

About Allego

Allego delivers charging solutions for electric cars, motors, buses and trucks, for consumers, businesses and cities. Allego’s end-to-end charging solutions make it easier for businesses and cities to deliver the infrastructure drivers need, while the scalability of our solutions makes us the partner of the future. Founded in 2013, Allego is a leader in charging solutions, with an international charging network comprised of more than 26,000 charge points operational throughout Europe – and growing rapidly. Our charging solutions are connected to our proprietary platform, EV-Cloud, which gives us and our customers a full portfolio of features and services to meet and exceed market demands. We are committed to providing independent, reliable and safe charging solutions, agnostic of vehicle model or network affiliation. At Allego, we strive every day to make EV charging easier, more convenient and more enjoyable for all.

About Spartan Acquisition Corp. III

Spartan Acquisition Corp. III is a special purpose acquisition entity focused on the energy value-chain and was formed for the purpose of entering into a merger, amalgamation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Spartan is sponsored by Spartan Acquisition Sponsor III LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (NYSE: APO). For more information, please visit www.spartanspaciii.com.

Forward-Looking Statements.

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Spartan’s and Allego’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Spartan’s and Allego’s expectations with respect to future performance and anticipated financial impacts of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Spartan’s and Allego’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against Athena Pubco B.V., a Dutch limited liability company (the “Athena Pubco”) and/or Allego; (ii) the impact of the COVID-19 pandemic on Allego’s business and/or the ability of the parties to complete the business combination; (iii) the inability to obtain or maintain the listing of Athena Pubco’s ordinary shares on the New York Stock Exchange following the business combination; (iv) the risk that the business combination disrupts current plans and operations; (v) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Allego to grow and manage growth profitably, and to retain its key employees; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Allego, Spartan or Athena Pubco may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Spartan’s most recent filings with the SEC and in the registration statement on Form F-4 (the “Form F-4”), including the proxy statement/prospectus forming a part thereof filed by Athena Pubco in connection with the business combination on September 30, 2021, as amended on December 14, 2021, January 18, 2022 and February 1, 2022. All subsequent written and oral forward-looking statements concerning Spartan, Allego or Athena Pubco, the transactions described herein or other matters and attributable to Spartan, Allego, Athena Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Spartan, Allego and Athena Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Contacts

For Allego

Investors

investors@allego.eu

Media

allegoPR@icrinc.com

For Meridiam

FTI Consulting

meridiamsc@fticonsulting.com

For Spartan Acquisition Corp. III

Investors

info@spartanspacIII.com

Media

Communciations@apollo.com